UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2022

BC Partners Lending Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01269	82-4654271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York	10022
(Address of Principal Executive Officers)	(Zip Code)

(212) 891-2880

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2022, BC Partners Lending Corporation (the “Company”), through a wholly-owned, special-purpose, bankruptcy-remote subsidiary, Great Lakes BCPL Funding Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a Fourth Amended and Restated Confirmation with UBS AG, London Branch (“UBS”) (the “Fourth A&R Confirmation”), which supplements and is subject to the SIFMA/ICMA Global Master Repurchase Agreement (2011 version), dated as of December 12, 2019, between the Company and UBS (including any annexes thereto, the “GMRA”, and such GMRA, together with the Fourth A&R Confirmation, the “Fourth A&R Repurchase Agreement”), to amend the Third Amended and Restated Confirmation, dated as of April 8, 2022 (the “Third Confirmation”, and the GMRA, together with the Third Confirmation, the “Third Repurchase Agreement”). Pursuant to the Third Repurchase Agreement, the Company could sell certain Class A Notes, dated as of December 18, 2019, for up to a maximum aggregate purchase price of $75,000,000. Pursuant to the Fourth A&R Repurchase Agreement, the maximum aggregate purchase price was decreased to $55,000,000 and includes an option for the Company to increase such maximum aggregate purchase price to $75,000,000. The other material commercial terms of the Third Confirmation, including the repurchase date, pricing rate and spread, remain unchanged.

The description above is only a summary of the material provisions of the Fourth A&R Confirmation and is qualified in its entirety by reference to a copy of the Fourth A&R Confirmation, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fourth Amended and Restated Confirmation in respect of Repurchase Transactions, dated as of October 11, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022	By:	/s/ Jason T. Roos
	Name:	Jason T. Roos
	Title:	Chief Financial Officer